UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

 FORM 8-K

 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
December 18, 2019

 TCF FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

Michigan	000-08185	38-2022454
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

333 W. Fort Street, Suite 1800, Detroit, Michigan 48226
(Address of principal executive offices, including Zip Code)

(800) 867-9757
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

(Title of each class)	(Trading Symbol(s))	(Name of exchange on which registered)
Common Stock (par value $1 per share)	TCF	The NASDAQ Stock Market
Depositary shares, each representing a 1/1000th interest in a share of the 5.70% Series C Non-Cumulative Perpetual Preferred Stock	TCFCP	The NASDAQ Stock Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events

On December 18, 2019, TCF National Bank (“TCF Bank”), a wholly-owned subsidiary of TCF Financial Corporation (the “Company” or “TCF Financial”), and Gateway One Lending & Finance, LLC (“Gateway”), TCF Bank’s wholly-owned subsidiary, completed the sale (the “Loan Sale”) of approximately $1.1 billion of motor vehicle retail installment contracts (the “Loans”) to Santander Consumer USA Inc., an Illinois corporation (“Santander”).

In connection with the Loan Sale and other related changes to the Company’s auto finance business, the Company expects to incur total pre-tax charges of $16-17 million, primarily related to asset valuation adjustments and write-offs, transaction closing costs, and other miscellaneous expenses, of which approximately $12-13 million are expected to be incurred in the fourth quarter of 2019, with the remaining $4 million incurred in the first quarter of 2020.

Forward-Looking Statements

Statements in this report may contain certain forward-looking statements. Such statements may be identified by such words or phrases as "expects" or similar expressions. These forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from those discussed in such statements, and no assurance can be given that the results in any forward-looking statement will be achieved. For these statements, the Company claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. Any forward-looking statement speaks only as of the date on which it is made, and the Company disclaims any obligation to subsequently revise any forward-looking statement to reflect events or circumstances after such date or to reflect the occurrence of anticipated or unanticipated events. Additional information on these and other risks, uncertainties and factors is included in the Company’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other documents filed with the SEC.

Item 9.01 Financial Statements and Exhibits.

(d)         Exhibits.

None.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TCF FINANCIAL CORPORATION

/s/ Craig R. Dahl
Craig R. Dahl, President and Chief Executive Officer (Principal Executive Officer)

/s/ Dennis L. Klaeser
Dennis L. Klaeser, Executive Vice President and Chief Financial Officer (Principal Financial Officer)

/s/ Kathleen S. Wendt
Kathleen S. Wendt, Executive Vice President and Chief Accounting Officer (Principal Accounting Officer)

Dated:  December 18, 2019